SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                           May 14, 2001 (May 11, 2001)


                              Zions Bancorporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1380, Salt Lake City, Utah          84111
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(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
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         (Former name or former address, if changed since last report)


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

Items 1-4.

               Not Applicable.


Item 5.        Other Events.
               On May 11, 2001, the Registrant issued a press release announcing the appointment of David Blackford as Chairman, President & CEO its banking subsidiary, California Bank & Trust, and the retirement of Robert Sarver from that position.

Item 6.        Resignations of Registrant's Directors.

               On May 11, 2001, the Registrant issued a press release announcing Director Robert Sarver's retirement from its Board of Directors.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                    (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibits

                    The following exhibits are filed with this Current Report on Form 8:K:

Exhibit
Number         Description
------         -----------
99.1           Press release, dated May 11, 2001


Item 8.        Change in Fiscal Year.

               Not Applicable.


Item 9.        Sales of Equity Securities Pursuant to Regulation S.

               Not Applicable.

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

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZIONS BANCORPORATION


                                    By: /s/   Dale M. Gibbons
                                       -----------------------------
                                       Name:  Dale M. Gibbons
                                       Title: Executive Vice
                                              President and Chief
                                              Financial Officer





Date: May 14, 2001

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